Consolidated Balance Sheets (Parentheticals) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Cash and cash equivalents (including restricted cash of $8 and $16, respectively)
restricted cash	$ 8	$ 16
Accounts Receivable
net allowance for doubtful accounts	$ 15	$ 14
Common Stock
par value	$ 0.01	$ 0.01
shares authorized	300,000,000	300,000,000
shares issued	170,605,906	170,605,906
shares outstanding	82,556,847	82,556,847
Treasury stock, shares	88,049,059	88,049,059